Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934


                       Date of Report September 7, 2001
                       (Date of earliest event reported)



                              HomeServices.Com Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                        000-27327                      41-1945806
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation or
 organization)



6800 France Avenue South, Suite 600  Edina, Minnesota                   55435
(Address of principal executive offices)                              Zip Code



Registrant's Telephone Number, including area code:  (612) 928-5900



                                        N/A
            (Former name or former address, if changed since last report)

Item 5.    Other Events

The Registrant announced today that its subsidiary Iowa Title Co., an abstract and title company based in Des Moines, Iowa, has acquired United Title Co. of Cedar Rapids, Iowa, as well as its affiliates, United Settlement Services and Real Estate Links in Moline, Illinois.

Item 7.  Financial Statements and Exhibits.

         Exhibit

         99:  News Release dated September 7, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HomeServices.Com Inc.


Dated:  September 7, 2001           By:     /s/  Paul J. Leighton
                                            Paul J. Leighton
                                            Secretary

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99              Press Release

                                                                     Exhibit 99

FOR IMMEDIATE RELEASE

Homeservices.com (ticker: HMSV, exchange: NASDAQ) News Release - September 7,
2001


For more information, contact:
Cindy Sattler, Investor Relations                                 (952) 928-5580


                HomeServices.com Subsidiary, Iowa Title, Acquires
                    United Title, United Settlement Services

Minneapolis, Minn. - Sept. 7, 2001 - HomeServices.Com Inc. ("HomeServices, "NASDAQ: HMSV) announced today that its subsidiary Iowa Title Co., an abstract and title company based in Des Moines, Iowa, has acquired United Title Co. of Cedar Rapids, Iowa, as well as its affiliates, United Settlement Services and Real Estate Links in Moline, Illinois.

United Title is the largest abstract and title company in Cedar Rapids. With 60 employees, it serves real estate companies and attorneys in Linn, Johnson and Scott counties. The company will change its name to Iowa Title. The newly combined abstract and title operations, which together provide services to customers in many of the major markets in Iowa, will have additional resources to invest in technology and customer service.

HomeServices, based in Minneapolis, is the second-largest, full-service independent residential real estate brokerage firm in the U.S. based on closed transaction sides. The HomeServices system offers integrated real estate services, including mortgage origination, title and closing services, and other related services. HomeServices operates primarily under the Edina Realty (www.edinarealty.com), Iowa Realty (www.iowarealty.com), CBSHOME Real Estate (www.cbshome.com), J.D. Reece (www.jdreece.com), J.C. Nichols Residential (www.jcnichols.com), Long Realty (www.longrealty.com), Paul Semonin Realtors (www.semonin.com), Carol Jones Realty (www.caroljones.com), First Realty/GMAC (www.firstrealtyhomes.com), and Champion Realty (www.championrealty.com) brand names in 12 states: Minnesota, Iowa, Nebraska, Kansas, Missouri, Arizona, Kentucky, Wisconsin, Indiana, North Dakota, South Dakota and Maryland. HomeServices ranks first in market share in each of its major markets, operates more than 184 branch offices, has approximately 8,100 sales associates and has an average operating history of nearly 50 years in its major markets.